DELAWARE GROUP® ADVISER FUNDS
Delaware Diversified Income Fund

DELAWARE GROUP EQUITY FUNDS IV
Delaware Total Return Fund

DELAWARE GROUP EQUITY FUNDS V
Delaware Wealth Builder Fund

DELAWARE GROUP FOUNDATION FUNDS
Delaware Strategic Allocation Fund

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
Delaware Emerging Markets Fund
Delaware International Small Cap Fund

DELAWARE GROUP GOVERNMENT FUNDS
Delaware Strategic Income Fund
Delaware Emerging Markets Debt Corporate Fund

DELAWARE POOLED® TRUST
Macquarie Emerging Markets Portfolio
Macquarie Emerging Markets Portfolio II

DELAWARE VIP® TRUST
Delaware VIP® Emerging Markets Series

IVY FUNDS
Delaware Ivy Emerging Markets Local Currency Debt Fund
(formerly, Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund)
Delaware Ivy Systematic Emerging Markets Equity Fund
(formerly, Delaware Ivy Emerging Markets Equity Fund)
Delaware Ivy Total Return Bond Fund
(formerly, Delaware Ivy Pictet Targeted Return Bond Fund)
Delaware Ivy Proshares MSCI ACWI Index Fund
(formerly, Ivy Proshares MSCI ACWI Index Fund)

(each, a “Fund” and together, the “Funds”)

Supplement to the current Prospectus for each Fund

Effective immediately, the disclosure below supplements the risks of investing in the Funds described in the Prospectus under “The risks of investing in the Funds – Foreign risk”:

As a result of the military action by Russia in Ukraine, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact your Fund’s performance.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated March 7, 2022.